Exhibit 99.01

TERMINATION AGREEMENT AND
MUTUAL GENERAL RELEASE

This Termination Agreement and Mutual General Release (the “Agreement”) made this 11th day of July, 2007, is entered into by and between Progressive BioActives, Inc. (hereinafter “PBI”),  a Canadian Federally registered business, which has a principal place of business at 85 Watts Avenue, Charlottetown, Prince Edwards Island, Canada and BioAgra, LLC (hereinafter “BioAgra”), a Georgia, USA limited liability company.  (PBI and BioAgra are hereinafter collectively referred to as the “Parties” and individually referred to as a “Party”).

Recitals

WHEREAS, on or about April 15, 2005, the Parties entered into a Technology License Agreement, a copy of which is attached hereto as Exhibit 1 (PBI was incorrectly referred to therein as Progressive Probiotics, Inc.);

WHEREAS, the Parties wish to terminate the Technology License Agreement by mutual consent as provided in Paragraph 2.2(a) of that Agreement;

WHEREAS, on June 18, 2007, the Parties entered into a Memorandum Agreement regarding the termination of the Technology License Agreement; and

WHEREAS, this Agreement is intended to more fully set out the terms and conditions for terminating the Technology License Agreement and is intended to supercede the Memorandum Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Parties hereby agree as follows:

Agreement

1.           Termination of Technology License Agreement.  Pursuant to Paragraph 2.2(a) of the Technology License Agreement, the Parties hereby mutually consent to the termination of the Technology License Agreement under the terms and conditions set forth herein.  Such termination is and shall be effective as of June 18, 2007.

2.           Termination Payments.  As consideration for termination of the Technology License Agreement, BioAgra agrees to pay to PBI 2.5% of its Gross Sales of Beta Glucan Products from July 1, 2007 through June 30, 2017.  BioAgra shall make the termination payments on a monthly basis into an escrow account to be established by separate agreement of the Parties.  The monthly payments shall be made on or before the 15th of the month, beginning August 15, 2007, for BioAgra’s sales of Beta Glucan Products in the prior month.  The escrowed funds shall be distributed by the escrow agent to PBI quarterly by the 30th of the month following the end of the quarter.  The first quarter shall end on September 30, 2007, with the first quarterly distribution due and owing on October 30, 2007.  At the time of each quarterly distribution of escrow funds, BioAgra shall also provide a written statement to PBI, or its designated representative, setting forth the Gross Sales of Beta Glucan Products for the prior quarter.  “Beta Glucan Products” shall mean yeast derived, insoluble beta-1,3/1,6-D-glucan.  “Gross Sales” shall mean all sales, less amounts allowed or credited due to returns, and less any amounts paid for sales commissions and taxes.

PBI, upon reasonable notice, shall have the right to conduct an audit of the relevant sales and payment records of BioAgra to verify the accuracy of the termination payments made.  Audits shall be conducted at PBI’s expense, shall be restricted to one per year, shall be at the offices of BioAgra during regular business hours, and shall be limited to two business days.  BioAgra agrees to provide reasonable assistance to PBI to effectively perform any such audit.

BioAgra agrees to pay a penalty equal to 1% of the monthly termination payment (i.e. balance due), if it fails to make such monthly termination payment on or before the 15th of the month for such termination payment.   Such penalty shall be added to the termination payment and delivered to the escrow agent.

3.           BioAgra’s Right to Manufacture Beta Glucan.  Subsequent to this Agreement, BioAgra shall have the right to manufacture Beta Glucan Products utilizing its own intellectual property, methods and processes including all modifications to such methods and processes.  PBI acknowledges that BioAgra declares its methods and processes are independent of and separate from any patent or other intellectual property rights of PBI, including without limitation, any patent that may issue from U.S. Patent Application 10/711,980, PCT Application PCT/CA2005/001605, and WO 2006/042403 A1, and any continuation, continuation-in-part, or divisional applications based thereon, as may be further limited by the prosecution of any such applications (the “PBI Technology”).  PBI also covenants not to sue BioAgra, or any agent, customer, affiliate, representative, distributor, or other person acting for or on behalf of BioAgra, for infringement of any current or future intellectual property rights based on BioAgra’s use of such methods and processes or any reasonable modifications thereof exclusive of any patent that may issue from the aforementioned.

4.           PBI’s Right to Manufacture Beta Glucan.  Previous and subsequent to this Agreement, PBI has and shall continue to  have the right to manufacture Beta Glucan Products utilizing its own PBI Technology, property, methods, processes and all modifications to such.  BioAgra covenants not to sue PBI, or any agent, customer, affiliate, representative, distributor, or other person acting for or on behalf of PBI, for infringement of any current or future intellectual property rights based on PBI’s use of the PBI Technology (methods, processes or reasonable modifications thereof.

5.           BioAgra Shall Have No Right to PBI Technology.  Following the effective termination date of the Technology License Agreement, BioAgra shall have no right to use PBI Technology, data or results.  BioAgra represents and warrants that, upon termination of the Technology License Agreement, it will not utilize, and will not enable others to utilize, the PBI Technology property, methods, knowhow, processes and all modifications to such.

6.           BioAgra Shall Return PBI Intellectual Property and Materials.  BioAgra agrees to return all PBI intellectual property provided and disclosed by PBI and its associated or related companies.  Such intellectual property includes, but is not limited to, drawings, designs, engineering specifications, process flow, equipment lists, and items as disclosed in Exhibit A of the Technology License Agreement.  BioAgra shall also return to PBI all sales and marketing materials provided by PBI and its associated or related companies, including all materials relating to PBI’s studies, trials, and testing of Beta Glucan.  BioAgra also shall remove all PBI related information from the BioAgra website or related websites.  PBI shall provide written instructions to BioAgra to assist in the implementation of this section.  BioAgra shall make a reasonably diligent effort to return all such materials to PBI and to remove all PBI materials from the BioAgra website by July 31, 2007.

7.           General Release by PBI.  PBI and its affiliates, generally and unconditionally release, acquit and forever discharge BioAgra, and any and all current, former, and future successors, assigns, officers, directors, shareholders, managers, employees, attorneys, agents, representatives, affiliates, parent companies, subsidiaries, and customers from any and all claims, defenses, demands, causes of action, liability, damages, costs and expenses arising from or related to the subject matter of the Technology License Agreement, which they have or may have up through and including the date of execution of this Agreement, whether such claims are known or unknown, discovered or undiscovered, anticipated or unanticipated, direct or indirect, contingent or fixed.  PBI is not releasing any right to enforce this Agreement or to collect the termination payments set forth in Paragraph 2 above.

8.           General Release by BioAgra.  BioAgra generally and unconditionally releases, acquits and forever discharges PBI and its current, former, and future successors, assigns, officers, directors, shareholders, managers, employees, attorneys, agents, representatives, affiliates, parent companies, subsidiaries, and customers from any and all claims, defenses, demands, causes of action, liability, damages, costs and expenses arising from or related to the subject matter of the Technology License Agreement, which it has or may have up through and including the date of execution of this Agreement, whether such claims are known or unknown, discovered or undiscovered, anticipated or unanticipated, direct or indirect, contingent or fixed.  BioAgra is not releasing any right to enforce this Agreement.

9.           No Admission of Liability.  By entering into this Agreement, no Party is admitting liability to any other Party.  Neither this Agreement, the performance of any act referenced in this Agreement, the payment of any money, any settlement offer, counter-offer, acceptance, nor any other circumstance regarding this Agreement shall be considered an admission of liability, fault, breach, or infringement.

10.           BioAgra’s Agreement Not to Compete.  For a period of two (2) years beginning on July 1, 2007, BioAgra agrees to use its best efforts not to pursue marketing and sales of Beta Glucan Products in the field of livestock, companion animal, and aquaculture in Canada, South Africa, Australia, Chile, and South Korea.  If BioAgra decides to enter such markets during the two-year period beginning July 1, 2007, it shall provide written notice of such intention to PBI to the address listed above, and both Parties agree to enter into good faith discussions on how to handle BioAgra’s marketing activities in a mutually beneficial manner.  BioAgra also agrees to communicate this non-compete provision to AHD International (“AHD”) and to use its best efforts to obtain from AHD a commitment to honor this provision.

11.           Public Announcement or Disclosure of Termination.  Both Parties shall jointly approve any public announcement or disclosure relating to this Agreement, except to the extent that such disclosure is:  (a) ordered by a court of competent jurisdiction; (b) in response to a proper discovery request and subject to a protective order prohibiting further disclosure or use; (c) as may be necessary to enforce their respective rights under this Agreement; or (d) as otherwise required by law.  Notwithstanding this provision, the Parties and their counsel are free to disclose the fact that the Technology License Agreement has been terminated by mutual consent of the Parties.

12.           Indemnification by BioAgra.  BioAgra agrees to indemnify and hold PBI,  its officers, directors, employees, agents, representatives and shareholders harmless from any third-party claim arising from BioAgra’s sale of Beta Glucan into the human nutrition, cosmetic and animal markets.

13.           Correction to Technology License Agreement.  The Parties acknowledge and agree that PBI was incorrectly referred to in the Technology License Agreement as Progressive Probiotics, Inc., agree that PBI was a party to the Technology License Agreement, and that PBI has the right to terminate the Technology License Agreement as set forth herein.

14.           Other Provisions.

a.           Entire Agreement.  This Agreement embodies the entire understanding of the Parties with respect to the subject matter hereof, and supercedes all prior discussions and agreements between them, including the Memorandum Agreement dated June 18, 2007.  No Party shall be bound by any conditions, definitions, warranties, understandings or representations with respect to the subject matter hereof other than as expressly provided herein.  No oral explanation or oral information by a Party hereto shall alter the meaning or interpretation of this Agreement.  No modification, alteration, addition or change in the terms hereof shall be binding on a Party unless reduced to writing and duly executed by the Parties. The Parties represent and warrant that there are no other agreements, written or oral, between them with respect to the subject matter of this Agreement that are not incorporated herein.

b.           Covenant Regarding Present and Future Litigation. With respect to claims released under this Agreement, each Party agrees that it will not hereafter, either directly or on behalf of any other person or entity, (i) commence, maintain, or prosecute any action or proceeding at law or otherwise, (ii) assert any right of any nature, or (iii) assert any claims against the other Party to this Agreement arising from the subject matter of the Technology License Agreement, except to enforce the obligations set forth in this Agreement.  Each  Party further represents and warrants that it has not commenced any action or proceeding at law or otherwise based on claims arising out of the subject matter of the Technology License Agreement, or any of the other facts set forth in the Recitals above, on its own behalf or on behalf of any other person or entity against any Party to this Agreement or its attorneys, directors, officers, employees, managers, parent companies, subsidiaries, affiliates, agents, representatives, customers, predecessors, successors, or assigns.

c.           Acknowledgment of Risk. It is understood by the Parties that the facts with respect to which this Agreement is made may hereafter prove to be other than or different from the facts now known by any of them or believed by any of them to be true.  Each of the Parties expressly accepts and assumes the risk of the facts proving to be so different, and each of the Parties agrees that all of the terms of this Agreement shall be in all respects effective and not subject to termination or rescission by any such difference in facts.

d.           No Reliance on Representations. Each of the Parties acknowledges that (i) the other Party has not made any representations, warranties, or promises, except those specifically set forth in this Agreement, which have induced the Party to enter into this Agreement; (ii) it has not relied upon any representations, warranties, promises or conditions made by the other Party or the other Party’s attorneys, agents or representatives not specifically set forth in this Agreement in entering into this Agreement; (iii) it has executed this Agreement after independent investigation and without fraud, duress or undue influence; and (iv) it has been independently represented by legal counsel during the negotiation of this Agreement and has executed this Agreement after consulting with its own legal counsel.

e.           Future Legal Developments Not to Apply. The Parties agree that subsequent changes in state or federal law, through legislation or judicial interpretation, which create or find additional or different rights and obligations of the Parties, shall not affect this Agreement.

f.           Execution of Other Documents and Further Acts.  In addition to the acts recited in this Agreement to be performed by each of the Parties, each Party agrees to perform or cause to be performed all further acts and to execute or cause to be executed promptly all documents and instruments necessary to give effect to each term of this Agreement.

15.           g.           Indemnification. Any Party that breaches a promise, warranty or representation contained in this Agreement agrees to indemnify and hold the other Party harmless from and against any liability, loss, judgment, settlement, costs, or expense (including without limitation reasonable attorneys’ fees) resulting from, arising out of, or occasioned by such breach of promises, warranty or representation.  PBI is not releasing any right to enforce this Agreement or to collect the termination payments set forth in Paragraph 2 above.

h.           Authority of Signatories. The Parties warrant that the representatives signing this Agreement are who they purport to be, that each holds the status disclosed in connection with his or her signature, and that each is duly authorized to sign this Agreement

i.           Non-Waiver. No waiver of the breach of any of the provisions of this Agreement shall be a waiver of any preceding or succeeding breach of the Agreement or any other provisions of it.

j.           This Agreement may not be assigned by either Party without the prior written consent of the other Party.

k.           Construction. As used herein, the masculine gender shall include the feminine and neuter, and the singular shall include the plural, wherever the context and facts require such construction.

l.           Execution in Counterparts. This Agreement may be executed in counterparts, all of which, when taken together, shall constitute one agreement with the same force and effect as if all signatures had been entered on one document.

m.           Agreement Drafted Jointly. This Agreement was drafted jointly by the Parties.  Therefore, in any legal interpretation of this Agreement, the Agreement shall not be construed against either Party.

n.           Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon each of the Parties and their respective successors, assigns, heirs, executors, administrators and legal and personal representatives.

o.           Headings. The heading of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

p.           Severance.  If any provision of this Agreement pursuant to the terms hereof shall be invalid or unenforceable to any extent, the remainder of this Agreement and any other payments hereunder shall not be affected thereby and shall be enforceable to the greatest extent permitted by law.

q.           Bankruptcy.  The parties agree that this agreement shall survive the bankruptcy or insolvency of BioAgra, LLC or Progressive BioActives, Inc. or any trustee in bankruptcy of the assets of BioAgra LLC or Progressive BioActives, Inc., and shall continue to be bound by BioAgra, LLC and Progressive BioActives, Incorporated's obligations under this agreement.

r.           Forum Selection.  The Parties agree that any action to enforce the terms of this Agreement shall be filed in an appropriate court in the State of Kentucky, USA.

s.           Governing Law.  This Agreement shall be governed by the laws of the State of Kentucky, USA.

t.           Electronic Signatures.  The Parties may sign this Agreement and transmit the executed copy by electronic means, including facsimile or noneditable *.pdf files.  The electronic copy of the executed Agreement is and shall be deemed an original signature for this Agreement.

u.           Agreement to Be Bound.  THE PARTIES HEREBY ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND THE AGREEMENT, HAVE HAD A REASONABLE OPPORTUNITY TO CONSULT LEGAL COUNSEL, AND AGREE TO BE BOUND BY THE TERMS AND CONDITIONS OF THE AGREEMENT.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date set forth in the first page of this Agreement.

PROGRESSIVE BIOACTIVES, INC.

By:
Name:
Title:

BIOAGRA, LLC

By:
Name:
Title:

Schedule I

Technology License Agreement